UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2013

Commission File Number of issuing entity:

333-179292-06

SEQUOIA MORTGAGE TRUST 2013-1

(Exact name of issuing entity)

Commission File Number of depositor:

333-179292-01

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact name of depositor as specified in its charter)

RWT HOLDINGS, INC. (Sponsor)

(Exact name of sponsor/seller as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

One Belvedere Place, Suite 330, Mill Valley, CA	94941
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (415) 389-7373

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On January 15, 2013, Sequoia Residential Funding, Inc. (the “Depositor”) caused the issuance and sale of the Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1, Class 1-A1, Class 2-A1, Class 1-AX, Class 2-AX, Class B-1, Class B-2 and Class B-3 Certificates (the “Certificates”), in the approximate aggregate principal amount of $390,321,000, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2013, by and among the Depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (in such capacity, the “Trustee”), and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”). Certain Certificates were sold by the Depositor to Barclays Capital Inc., as underwriter, pursuant to the Underwriting Agreement dated January 11, 2013. The mortgage loans were sold to Redwood Residential Acquisition Corporation (the “Seller”) and/or are being serviced pursuant to

(i) a Flow Mortgage Loan Sale and Servicing Agreement (the “FRB Sale and Servicing Agreement”), dated as of July 1, 2010, between the Seller and First Republic Bank (“FRB”),

(ii)  a Mortgage Loan Flow Purchase, Sale and Servicing Agreement (the “PHH Sale and Servicing Agreement”), dated as of July 21, 2010, between the Seller and PHH Mortgage Corporation (“PHH”),

(iii) a Flow Mortgage Loan Servicing Agreement (the “Cenlar Servicing Agreement”), dated as of November 3, 2011, between the Seller and Cenlar FSB (“Cenlar”),

(iv) a Mortgage Loan Purchase Agreement (the “EverBank Agreement” and, together with the FRB Sale and Servicing Agreement, the PHH Sale and Servicing Agreement and the Cenlar Servicing Agreement, the “Servicing Agreements”), dated as of November 20, 2012, between Barclays Bank plc and EverBank (“EverBank”),

(v) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between the Seller and PrimeLending, a PlainsCapital Company (“PrimeLending”),

(vi) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between the Seller and Flagstar Capital Markets Corporation (“Flagstar”),

(vii) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of November 10, 2012, between the Seller and Rockland Trust Company (“Rockland”),

(viii) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between the Seller and Fremont Bank (“Fremont”), and

(ix) various other Flow Mortgage Loan Purchase and Sale Agreements with various originators (collectively, the agreements specified in clauses (i) and (ii) and (iv) through (viii), the “Purchase Agreements”).

In connection with the offering of the Certificates, the Seller and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement, pursuant to which the Seller will convey to the Depositor all of its interest in the mortgage loans. The Seller assigned its rights under each Servicing Agreement and each Purchase Agreement with respect to the related mortgage loans to the Depositor, and the Depositor assigned such rights to the Trustee for the benefit of the holders of the Certificates, in each case pursuant to an Assignment, Assumption and Recognition Agreement or an Assignment of Representations and Warranties, as applicable, dated as of January 15, 2013, among the Seller, the Depositor, the Trustee and the respective Servicer or Originator. Wells Fargo Bank, N.A. will maintain custody of the mortgage files relating to the mortgage loans on behalf of Sequoia Mortgage Trust 2013-1, pursuant to a Custodial Agreement, dated as of January 1, 2013, among Wells Fargo Bank, N.A., as custodian, the Depositor, the Master Servicer, the Seller and the Trustee.

Item 9.01                         Financial Statements and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Not applicable.

(d)       Exhibits:       The following final versions or final executed version of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit

Number

10.1      Pooling and Servicing Agreement, dated as of January 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

10.2      Final executed Engagement Agreement, dated November 28, 2012, among Redwood Trust, Inc., RWT Holdings, Inc. and Barclays Capital Inc.

10.3      Final executed Underwriting Agreement, dated January 11, 2013, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc. and Barclays Capital Inc.

10.4      Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and First Republic Bank, as seller and servicer.

10.5      Final executed Assignment, Assumption and Recognition Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and First Republic Bank, as servicer.

10.6      Final executed Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of July 21, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and PHH Mortgage Corporation, as seller and servicer.

10.7      Final executed Assignment, Assumption and Recognition Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and PHH Mortgage Corporation, as servicer.

10.8      Final executed Flow Mortgage Loan Servicing Agreement, dated as of November 3, 2011, by and between Redwood Residential Acquisition Corporation, as initial purchaser, and Cenlar FSB, as servicer.

10.9      Final executed Assignment, Assumption and Recognition Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Cenlar FSB, as servicer.

10.10      Final Executed Mortgage Loan Purchase Agreement, dated as of November 20, 2012, by and between Barclays Bank plc, as initial purchaser, and EverBank.

10.11      Final executed Assignment, Assumption and Recognition Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and EverBank, as servicer.

10.12      Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between Redwood Residential Acquisition Corporation, as purchaser and PrimeLending, a PlainsCapital Company, as seller.

10.13      Assignment of Representations and Warranties Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

10.14      Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Flagstar Capital Markets Corporation, as seller.

10.15      Assignment of Representations and Warranties Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Flagstar Capital Markets Corporation, as seller.

10.16      Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of November 10, 2012, between Redwood Residential Acquisition Corporation and Rockland Trust Company, as seller.

10.17      Assignment of Representations and Warranties Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Rockland Trust Company, as seller.

10.18      Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation and Fremont Bank, as seller.

10.19      Assignment of Representations and Warranties Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Fremont Bank, as seller.

10.20      Mortgage Loan Purchase and Sale Agreement, dated as of January 15, 2013, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

10.21      Custodial Agreement, dated as of January 1, 2013, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Officer

Dated: January 16, 2013

Exhibit 10.1

Final executed Pooling and Servicing Agreement, dated as of January 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Exhibit 10.2

Final executed Engagement Agreement, dated November 28, 2012, among Redwood Trust, Inc., RWT Holdings, Inc. and Barclays Capital Inc.

Exhibit 10.3

Final executed Underwriting Agreement, dated January 11, 2013, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc. and Barclays Capital Inc.

Exhibit 10.4

Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and First Republic Bank, as seller and servicer.

Exhibit 10.5

Final executed Assignment, Assumption and Recognition Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and First Republic Bank, as servicer.

Exhibit 10.6

Final executed Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of July 21, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and PHH Mortgage Corporation, as seller and servicer.

Exhibit 10.7

Final executed Assignment, Assumption and Recognition Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and PHH Mortgage Corporation, as servicer.

Exhibit 10.8

Final executed Flow Mortgage Loan Servicing Agreement, dated as of November 3, 2011, by and between Redwood Residential Acquisition Corporation, as initial purchaser Cenlar FSB, as servicer.

Exhibit 10.9

Final executed Assignment, Assumption and Recognition Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Cenlar FSB, as servicer.

Exhibit 10.10

Final Executed Mortgage Loan Purchase Agreement, dated as of November 20, 2012, by and between Barclays Bank plc, as initial purchaser, and EverBank.

Exhibit 10.11

Final executed Assignment, Assumption and Recognition Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and EverBank, as servicer.

Exhibit 10.12

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between Redwood Residential Acquisition Corporation, as purchaser and PrimeLending, a PlainsCapital Company, as seller.

Exhibit 10.13

Final executed Assignment of Representations and Warranties Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

Exhibit 10.14

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Flagstar Capital Markets Corporation, as seller.

Exhibit 10.15

Final executed Assignment of Representations and Warranties Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Flagstar Capital Markets Corporation, as seller.

Exhibit 10.16

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of November 10, 2012, between Redwood Residential Acquisition Corporation and Rockland Trust Company, as seller.

Exhibit 10.17

Final executed Assignment of Representations and Warranties Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Rockland Trust Company, as seller.

Exhibit 10.18

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of August 1, 2011, between Redwood Residential Acquisition Corporation and Fremont Bank, as seller.

Exhibit 10.19

Final executed Assignment of Representations and Warranties Agreement, dated as of January 15, 2013, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Fremont Bank, as seller.

Exhibit 10.20

Final executed Mortgage Loan Purchase and Sale Agreement, dated as of January 15, 2013, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

Exhibit 10.21

Final executed Custodial Agreement, dated as of January 1, 2013, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee.